10f-3 Transactions Summary*
* Evergreen Compliance Department
has on file a checklist
signed by the portfolio manager
and a compliance manager
stating that the transaction fully
complies with the conditions
of Rule 10f-3 of
the Investment Company Act of 1940.

Fund
High Income Fund
Security
Universal Hospital Sr. Secured Floating Rate Notes due 2015
Advisor
EIMCO
Transaction
 Date
5/22/07
Cost
"$51,000,000"
Offering Purchase
0.22%
Broker
Merrill Lynch & Co.
Underwriting
Syndicate
Members
Bear Stearns & Co.
Wachovia Securities

Fund
High Income Fund
Security
CMS Energy Corporation 6.55% Senior Notes due 2017
Advisor
EIMCO
Transaction
 Date
6/19/07
Cost
"$207,500,000"
Offering Purchase
0.83%
Broker
Deutsche Bank Secs
Underwriting
Syndicate
Members
Barclays Capital
Citigroup
JP Morgan
Wachovia Securities

Fund
High Income Fund
Security
"CHS/Community Health Systems, Sr Floating Rate Notes due 2015"
Advisor
EIMCO
Transaction
 Date
6/27/07
Cost
"$478,000,000"
Offering Purchase
0.14%
Broker
Credit Suisse
Underwriting
Syndicate
Members
Wachovia Securities
JP Morgan
Merrill Lynch & Co
Citigroup


Fund
High Income Fund
Security
Universal Hospital Services 8 1/2 Sr. Secured PIK Toggle Nts 2015
Advisor
EIMCO
Transaction
 Date
7/25/07
Cost
"$714,000"
Offering Purchase
0.31%
Broker
Merrill Lynch & Co.
Underwriting
Syndicate
Members
Bear Stearns & Co. Inc.
Wachovia Securities



Fund
High Income Fund
Security
Universal Hospital Services Floating Rate Notes due 2015
Advisor
EIMCO
Transaction
 Date
7/25/07
Cost
"$510,000"
Offering Purchase
0.22%
Broker
Merrill Lynch & Co.
Underwriting
Syndicate
Members
Bear Stearns & Co. Inc.
Wachovia Securities




Fund
High Income Fund
Security
Community Health Systems Sr Floating Notes due 2015
Advisor
EIMCO
Transaction
 Date
7/25/07
Cost
"$4,780,000"
Offering Purchase
0.14%
Broker
Merrill Lynch & Co.
Underwriting
Syndicate
Members
Bear Stearns & Co.
Wachovia Securities



Fund
High Income Fund
Security
Universal Hospital Services 8 1/2 Sr. Secured PIK Toggle Nts 2015
Advisor
EIMCO
Transaction
 Date
5/22/07
Cost
"$71,400,000"
Offering Purchase
0.31%
Broker
Merrill Lynch & Co.
Underwriting
Syndicate
Members
Bear Stearns & Co. Inc.
Wachovia Securities



Fund
High Income Fund
Security
CMS Energy Corp 6.55% Senior Notes due 2017
Advisor
EIMCO
Transaction
 Date
7/17/07
Cost
"$2,075,000"
Offering Purchase
0.83%
Broker
Deutsche Bank Securities
Underwriting
Syndicate
Members
Barclays Capital
Citigroup
JPMorgan
Wachovia Securities



Fund

Security

Advisor

Transaction
 Date

Cost

Offering Purchase

Broker

Underwriting
Syndicate
Members



Fund

Security

Advisor

Transaction
 Date

Cost

Offering Purchase

Broker

Underwriting
Syndicate
Members



Fund

Security

Advisor

Transaction
 Date

Cost

Offering Purchase

Broker

Underwriting
Syndicate
Members